Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES 2014 CAPITAL BUDGET

DALLAS, December 11, 2013 - Matador Resources Company (NYSE: MTDR) ("Matador" or the "Company"), an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources, with an emphasis on oil and natural gas shale and other unconventional plays and with a current focus on its Eagle Ford operations in South Texas and its Permian Basin operations in Southeast New Mexico and West Texas, today announced its 2014 capital budget and operating plan, which include the following:

•	2014 capital budget of $440 million, including $394 million for drilling and completions, $16 million for pipelines and facilities and $30 million for land and seismic data;

•	2014 guidance of 2.8 to 3.1 million barrels of oil production, up about 44% from 2013;

•	2014 guidance of 13.5 to 15.0 Bcf of natural gas production, up about 14% from 2013;

•
2014 oil and natural gas revenue guidance of $325 to $355 million, up about 31% from 2013, based on established 2014 realized prices of $95/Bbl for oil and $4.25/Mcf for natural gas (including NGLs); and

•	2014 Adjusted EBITDA guidance of $235 to $265 million, up about 35% from 2013.

Matador Analyst Day

Matador will be hosting an Analyst Day at 10:00 a.m. Central Time in the LBJ Room at the Hilton Dallas Lincoln Centre in Dallas, Texas on Thursday, December 12, 2013. Management will host a live conference call and webcast to provide its 2014 operational plan, capital budget and forecasts, plus an update on geology and improvements in drilling, completion and production techniques in its areas of operation.

Joseph Wm. Foran, Matador’s Chairman and CEO, commented, “We are very pleased with our 2014 operating plan but particularly with how it will allow us to continue our successful development program in the Eagle Ford and further develop our assets in the Permian. We fully expect to grow our oil production 40% to 50% this year and enjoy another record year in terms of production, revenues and Adjusted EBITDA.”

Conference Call Information and Analyst Day Presentation

To access the conference call in a listen-only mode, domestic participants should dial (877) 280-4955 and international participants should dial (857) 244-7312. The participant passcode is 27853531. To access the virtual webcast, participants should use the following link http://www.media-server.com/m/p/i3ga7e3m. All details can be accessed through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab.
A replay of the Analyst Day presentation will be made available through Friday, December 20, 2013 via dial-in and webcast. Domestic participants should dial (888) 286-8010 and international participants should dial (617) 801-6888. The replay dial-in participant passcode is 60628015. A link to the replay webcast will be available through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab.
A copy of the Company’s Analyst Day Presentation will be available prior to the event through the Company’s website at www.matadorresources.com on the Presentations & Webcasts page under the Investors tab.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Eagle Ford shale play in South Texas and the Wolfcamp and Bone Spring plays in the Permian Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; our ability to execute our business plan, including whether our drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from future cash flows, increases in our borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador's SEC filings, including the “Risk Factors” section of Matador's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Adjusted EBITDA

The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense and net gain or loss on asset sales and inventory impairment. Adjusted EBITDA is not a measure of net income or cash flows as determined by GAAP. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. “GAAP” means Generally Accepted Accounting Principles in the United States of America.

Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of the Company’s operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components of understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure. Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. References in this press release to Adjusted EBITDA are forward-looking or prospective in nature, and not based on historical fact. The Company could not provide reconciliations of Adjusted EBITDA to the GAAP financial measures of net income (loss) and net cash provided by operating activities, respectively, without undue hardship because the Adjusted EBITDA numbers included in this press release are estimations. In addition, it would be difficult for us to present a detailed reconciliation on account of many unknown variables for the reconciling items.

Contact Information

Mac Schmitz
Investor Relations
(972) 371-5225
mschmitz@matadorresources.com